                                                                   EXHIBIT 10(s)
                                                                       [364-day]


                      SECOND AMENDMENT TO CREDIT AGREEMENT


                 SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 12, 1994, among SUNAMERICA INC., a Maryland corporation ("SunAmerica"), and SUNAMERICA FINANCIAL, INC., a Georgia corporation (together with SunAmerica, the "Borrowers"), the banks listed on the signature pages hereof (the "Lenders") and CITIBANK, N.A., as agent (the "Agent") for the Lenders.

                 WHEREAS, the parties hereto (other than NationsBank of Georgia, N.A. ("NationsBank") are parties to the Credit Agreement, dated as of February 1, 1993, originally providing for a $60,000,000 revolving credit facility, as amended by a First Amendment to Credit Agreement dated as of January 30, 1994 (as so amended, the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings specified in the Credit Agreement); and

                 WHEREAS, the parties hereto desire to amend the Credit Agreement as described below;

                 NOW, THEREFORE, the parties hereto agree as follows, effective on the Second Amendment Effective Date (as hereinafter defined):


                 1.  AMENDMENTS.  The Credit Agreement is amended as follows:

                 a.       Section 1.01.

                 (i) The definitions of "Commitment", "Level I Status" and "Termination Date" contained in Section 1.01 of the Credit Agreement are amended and restated in their entirety to read as follows:

                 "Commitment" means the amount set forth opposite each Lender's name on Schedule 1 hereto (or in an Assignment and Acceptance entered into by it) as its Commitment, as such amount may be adjusted from time to time to give effect to Money Market Reductions pursuant to
         Section 2.01 or reduced from time to time pursuant to Section 2.10.

                 "Level I Status" means that, at 8:30 a.m. New York City time at any date of determination, SunAmerica's senior unsecured long term debt is rated "A+" or better by Standard & Poor's and "A3" or better by Moody's.

                 "Termination Date" means December 14, 1995 or any extension thereof pursuant to Section 2.09 or the earlier date of termination in whole of the Commitments pursuant to Sections 2.10 or 9.01.

                 (ii)     The definition of "Other Agreement" contained in
Section 1.01 of the Credit Agreement is amended by inserting immediately before the word "providing" the word "originally" and by inserting immediately after the words "dated as of January 30, 1994," the words "and by the Second Amendment to Credit Agreement, dated as of December 12, 1994, providing, as so amended, for a $150,000,000 revolving credit facility, and as the same may be further amended from time to time".

                 (b)      Section 2.07.

                 (i) Section 2.07(b) of the Credit Agreement is amended by replacing the second paragraph thereof with the following:

                          "CD Margin" means (i) 0.37% for any day on which Level I Status exists, (ii) 0.40% for any day on which Level II Status exists, (iii) 0.4625% for any day on which Level III Status exists and
         (iv) 0.625% for any day on which Level IV Status exists.

                 (ii) Section 2.07(c) of the Credit Agreement is amended by replacing the second paragraph of subsection (i) thereof with the following:

                          "Eurodollar Margin" means (1) 0.245% for any day on which Level I Status exists, (2) 0.275% for any day on which Level II Status exists, (3) 0.3375% for any day on which Level III Status exists and (4) 0.50% for any day on which Level IV Status exists.

                 (c)      Section 2.08.

                 (i) Clause (a) of Section 2.08 is deleted (and shall be left blank).

                 (ii) Section 2.08(b) of the Credit Agreement is amended by replacing the first sentence thereof with the following: "The Borrowers shall pay to the Agent for the account of the Lenders ratably a facility fee at the following rates per annum: (i) 0.09% for any day on which Level I Status exists, (ii) 0.10% for any day on which Level II Status exists, (iii) 0.15% for any day on which Level III Status exists and (iv) 0.20% for any day on which Level IV Status exists."

                 (iii) Section 2.08(c) of the Credit Agreement is amended by deleting the words "at the rate of 0.0625% per annum" and by adding the following new sentence at the end thereof:

                 "Such additional utilization fee shall be at the following rates per annum: (i) 0.05% for any day on which Level I Status or Level II Status exists, (ii) 0.0625% for any day on which Level III Status exists, and (iii) 0.125% for any day on which Level IV Status exists."

                 (d) Section 2.09. Section 2.09(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

                 "(c) The Agent will promptly, and in any event within 5 Domestic Business Days of the receipt of each Notice of Extension, provide the Lenders with a copy of each such Notice of Extension.
         Each Lender will in its sole discretion determine whether to consent to such Notice of Extension and will use its best efforts to respond to such Notice of Extension on a date not earlier than 30 days prior to the Existing Termination Date but in any event not later than 20 days prior to the Existing Termination Date. Each consent of a Lender to a Notice of Extension shall be in writing and shall become effective and binding only if each other Lender (or an assignee as contemplated by this subsection (c)) has consented in writing to such Notice of Extension and such Notice of Extension has become effective in accordance with this Section 2.09(c). The Agent shall notify the Borrowers promptly after the date 20 days prior to the Existing Termination Date as to which Lenders have consented to the extension. If less than all Lenders consent to such extension within such period, the Borrowers may require that the Lenders that do not consent to such extension assign, and such Lenders shall assign, their Commitments in their entirety pursuant to Section 11.07, no later than 15 days prior to the Existing Termination Date, to one or more Eligible Assignees (which may be one or more of the Lenders), if any, identified by the Borrowers pursuant to Section 3.05 who will consent to such extension. The Agent shall notify the Borrowers and the Lenders at least 15 days prior to the Existing Termination Date of the consent or failure to consent of the Lenders to the Notice of Extension. A Notice of Extension shall become effective, and the Existing Termination Date shall become the extended Existing Termination Date specified in such Notice of Extension, upon the receipt by the Agent of written consents signed by each of the Lenders to such Notice of Extension."

                 (e)      Section 5.06.

                 (i) Section 5.06(a) of the Credit Agreement is amended (A) by replacing the phrase ", 1991 and 1992" in subsection (i) thereof with the phrase ", 1991, 1992 and 1993", and (B) inserting at the end of subsection (ii) thereof the following:

                          "As of September 30, 1994, the Risk-Based Capital Ratio of Anchor and Sun Life were, respectively, 307% and 210%, and as of the Second Amendment Effective Date as defined in the Second Amendment to Credit Agreement dated as of December 12, 1994 there has been no material reduction in the Risk-Based Capital Ratio of Anchor or Sun Life."

                 (ii) Subsection (ii) of Section 5.06(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

                          "(ii)  The projected financial statements of
                 SunAmerica and its Subsidiaries, including the cash flow projections of the Borrowers, which are set forth in the Information Memorandum, dated October 1992, prepared for use in connection with this revolving credit facility (the "Information Memorandum"), and the projected financial statements of SunAmerica and its Subsidiaries for the fiscal year ending September 30, 1995 set forth in the materials titled 'SunAmerica Inc. Bank Meeting, dated November 9, 1994' prepared for use in connection with the Second Amendment to Credit Agreement dated as of December 12, 1994 (the "Bank Presentation Materials"), are based on good faith estimates and assumptions made by the management of SunAmerica, it being recognized, however, that projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrowers' control, and that the actual results during the period or periods covered by such projections may differ from the projected results and that the differences may be material. Notwithstanding the foregoing, as of the Effective Date, in the case of the projections contained in the Information Memorandum, and as of the Second Amendment Effective Date as defined in said Second Amendment to Credit Agreement, in the case of the projections contained in the Bank Presentation Materials, management of SunAmerica believes that such projections were, taken as a whole, reasonable and attainable."

                 (f) Section 8.03. Section 8.03 of the Credit Agreement is amended by changing the figure "100%" to read "125%".

                 (g) Schedule 1. Schedule 1 to the Credit Agreement is amended to read in its entirety as set forth in Exhibit A hereto.

                 (h) Exhibits B, C, D, E, F and H. Exhibits B, C, D, E, F and H to the Credit Agreement are each amended by (i) replacing the word "$160,000,000" in the first paragraph of each such exhibit with the word "$100,000,000", and (ii) inserting before the words "the `Credit Agreement'" in the first parenthetical of the first paragraph of each such exhibit the following: "as amended by the First Amendment to Credit Agreement, dated as of January 30, 1994, and by the Second Amendment to Credit Agreement, dated as of December 12, 1994, and as the same may be further amended from time to time,".

                 (i) Additional Lender. NationsBank is hereby added (effective on the Second Amendment Effective Date) as a party to the Credit Agreement and shall be deemed to be a Lender for all purposes hereof having the Commitment stated on Schedule 1 to the Credit Agreement as amended hereby and having all the rights and obligations of a Lender thereunder as if it were a direct signatory to the Credit Agreement; provided, that NationsBank shall be deemed to be a Lender for purposes of Section 10.05 of the Credit Agreement only in respect of events occurring after the Second Amendment Effective Date.

                 2. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Second Amendment to Credit Agreement shall become effective on December 15, 1994 (the "Second Amendment Effective Date"), provided, that as of such date this Second Amendment to Credit Agreement has been executed and delivered by each of the parties hereto and the following conditions precedent shall have been satisfied (or waived in accordance with Section 11.01 of the Credit Agreement):

                 (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any Lender as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such Lender of execution of a counterpart hereof by such Lender);

                 (b) receipt by the Agent of an opinion of Susan L. Harris, the Vice President, General Counsel - Corporate Affairs and Secretary of SunAmerica, dated the Second Amendment Effective Date, covering such matters relating to the transactions contemplated hereby as the Agent may reasonably request;

                 (c) receipt by the Agent of a certificate of a Responsible Officer of each Borrower, dated as of the Second Amendment Effective Date, to the effect that (i) the representations and warranties of such Borrower contained in Article V of the Credit Agreement (as amended by this Second Amendment to Credit Agreement) are true and correct in all material respects on the date of such certificate with the same effect as though made on and as of the date of such certificate except to the extent they expressly relate to a prior date and (ii) no Default exists or results from the execution and delivery by such Borrower of this Second Amendment to Credit Agreement; and

                 (d) receipt by the Agent of all documents reasonably requested by the Agent relating to the existence and good standing of the Borrowers, the corporate authority for and validity of the Credit Agreement as amended by this Second Amendment to Credit Agreement, and any other matters relevant hereto, all in form and substance satisfactory to the Agent and the Agent's counsel.

                 3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers jointly and severally represents and warrants to the Agent and each of the Lenders that: (i) the representations and warranties of the Borrowers contained in Article V of the Credit Agreement (as amended by this Second Amendment to Credit Agreement) are true and correct in all material respects on the date hereof with the same effect as though made on and as of the date hereof except to the extent they expressly relate to a prior date and (ii) no Default exists or results from the execution and delivery by the Borrowers of this Second Amendment to Credit Agreement.

                 4. FULL FORCE AND EFFECT. All of the terms and provisions of the Credit Agreement, as amended hereby, are and shall continue to be in full force and effect and the Agent and the Lenders shall be entitled to all the benefits thereof.

                 5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                 6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                           SUNAMERICA INC.


                                           By: /s/ James R. Belardi
                                              ----------------------------
                                              Title:  Senior Vice President
                                                             and Treasurer


                                           SUNAMERICA FINANCIAL, INC.


                                           By: /s/ James R. Belardi
                                              ----------------------------
                                              Title:  Authorized Agent

                                           CITIBANK, N.A.,
                                           in its capacity as
                                           Agent and Lender


                                           By: /s/ Kelley T. Hebert, V.P.
                                               ---------------------------
                                              Name:  Kelly T. Hebert
                                              Title: Attorney-in-Fact
                                                     Citibank, N.A.


                                           Lenders
                                           -------


                                           BANK OF AMERICA NATIONAL TRUST
                                             & SAVINGS ASSOCIATION


                                           By: /s/ John R. Wolak
                                              ----------------------------
                                              Name:  John R. Wolak
                                              Title:  Vice President


                                           THE BANK OF NEW YORK


                                           By: /s/ Stratton Heath
                                              ---------------------------
                                              Name:  Stratton Heath
                                              Title:  Vice President


                                           THE CHASE MANHATTAN BANK, N.A.


                                           By: /s/ R. Michael Brettell
                                              ----------------------------
                                              Name:  R. Michael Brettell
                                              Title:  Vice President


                                           CHEMICAL BANK


                                           By: /s/ Peter W. Platten
                                              ----------------------------
                                              Name:  Peter W. Platten
                                              Title:  Vice President


                                           FIRST INTERSTATE BANK OF
                                           CALIFORNIA


                                           By: /s/ Robert C. Meyer
                                              ----------------------------
                                              Name:  Robert C. Meyer
                                              Title:  Vice President


                                           THE FIRST NATIONAL BANK OF
                                           CHICAGO


                                           By: /s/ Harriet K. Bailey
                                              ----------------------------
                                              Name:  Harriet K. Bailey
                                              Title:  Vice President


                                           THE INDUSTRIAL BANK OF JAPAN,
                                           LIMITED


                                           By: /s/ Kazutaka Kiyoto
                                              ----------------------------
                                              Name:  Kazutaka Kiyoto
                                              Title:  Senior Vice President

                                           NATIONSBANK OF GEORGIA, N.A.


                                           By: /s/ Frank R. Callison
                                              ----------------------------
                                              Name:  Frank R. Callison
                                              Title:  Vice President


                                           MORGAN GUARANTY TRUST COMPANY
                                           OF NEW YORK


                                           By: /s/ Patricia Merritt
                                              ----------------------------
                                              Name:  Patricia Merritt
                                              Title:  Vice President


                                           WESTDEUTSCHE LANDESBANK
                                           GIROZENTRALE NEW YORK AND CAYMAN
                                           ISLANDS BRANCHES


                                           By: /s/ Elie Khoury
                                              ----------------------------
                                              Name:  Elie Khoury
                                              Title:  Vice President


                                           By: /s/ Matthew F. Tallo
                                              ----------------------------
                                              Name:  Matthew F. Tallo
                                              Title:  Associate

                                                            [364-day]
                                                            EXHIBIT A
                                                            TO SECOND
                                                            AMENDMENT TO
                                                            CREDIT AGREEMENT


                         SCHEDULE 1 TO CREDIT AGREEMENT


Name of Lender                                              Commitment
CITIBANK, N.A.                                              $  9,600,000

BANK OF AMERICA NATIONAL TRUST
  & SAVINGS ASSOCIATION                                     $  9,600,000

THE BANK OF NEW YORK                                        $  9,600,000

THE CHASE MANHATTAN BANK, N.A.                              $  9,600,000

CHEMICAL BANK                                               $  9,600,000

FIRST INTERSTATE BANK OF CALIFORNIA                         $  9,600,000

THE FIRST NATIONAL BANK OF CHICAGO                          $  9,600,000

THE INDUSTRIAL BANK OF JAPAN, LIMITED                       $  9,600,000

NATIONSBANK OF GEORGIA, N.A.                                $  9,600,000

MORGAN GUARANTY TRUST COMPANY OF NEW YORK                   $  6,800,000

WESTDEUTSCHE LANDESBANK GIROZENTRALE
NEW YORK AND CAYMAN ISLANDS BRANCHES                        $  6,800,000
                                                            ------------
                                                            $100,000,000